                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 3.1


[BRITISH           MINISTRY OF FINANCE        MAILING ADDRESS:              LOCATION:
COLUMBIA           Corporate and Personal     PO BOX 9431 Stn Prov Govt     2nd Floor - 940 Blanshard St
COAT OF ARMS]      Property Registries        Victoria BC V8W 9V3           Victoria BC
                                                                            250 356-8626
                   www.corporateonline.gov.bc.ca


                                                                               CERTIFIED COPY
                               NOTICE OF ARTICLES               Of a Document filed with the Province of
                                                                 British Columbia Registrar of Companies
                            BUSINESS CORPORATIONS ACT                       /s/ J S Powell
                                                                                J S Powell
                                                                              February 8, 2005


--------------------------------------------------------------------------------
This Notice of Articles was issued by the Registrar on: February 8, 2005 05:05 PM Pacific Time

Incorporation Number:     C0709000


Recognition Date and Time: Continued into British Columbia on November 19, 2004 10:17 AM Pacific Time
--------------------------------------------------------------------------------

                               NOTICE OF ARTICLES

NAME OF COMPANY:
ASPREVA PHARMACEUTICALS CORPORATION


REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                             DELIVERY ADDRESS:
25TH FLOOR, TORONTO-DOMINION BANK TOWER      25TH FLOOR, 700 WEST GEORGIA STREET
P.O. BOX 10026 700 WEST GEORGIA STREET       VANCOUVER BC V7Y 1B3
VANCOUVER BC V7Y 1B3

RECORDS OFFICE INFORMATION

MAILING ADDRESS:                             DELIVERY ADDRESS:
25TH FLOOR, TORONTO-DOMINION BANK TOWER      25TH FLOOR, 700 WEST GEORGIA STREET
P.O. BOX 10026 700 WEST GEORGIA STREET       VANCOUVER BC V7Y 1B3
VANCOUVER BC V7Y 1B3

                                                       C0709000Page: 1      of 4

================================================================================
DIRECTOR INFORMATION

LAST NAME, FIRST NAME MIDDLE NAME:
Hunt, Ronald

MAILING ADDRESS:                                  DELIVERY ADDRESS:
11 MADISON AVENUE, 26TH FLOOR                     11 MADISON AVENUE, 26TH FLOOR
NEW YORK NY 10010                                 NEW YORK NY 10010
UNITED STATES                                     UNITED STATES

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
HAYDEN, DR. MICHAEL


MAILING ADDRESS:                                  DELIVERY ADDRESS:
4484 WEST 7TH AVENUE                              4484 WEST 7TH AVENUE
VANCOUVER BC V6R 1W9                              VANCOUVER BC V6R 1W9

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
HALL, NOEL


MAILING ADDRESS:                                  DELIVERY ADDRESS:
5077 CORDOVA BAY ROAD                             5077 CORDOVA BAY ROAD
VICTORIA BC V8Y 2K1                               VICTORIA BC V8Y 2K1

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
GLICKMAN, RICHARD


MAILING ADDRESS:                                  DELIVERY ADDRESS:
2377 TRYON ROAD                                   2377 TRYON ROAD
SIDNEY BC V8L 5H8                                 SIDNEY BC V8L 5H8

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
ORONSKY, ARNOLD


MAILING ADDRESS:                                  DELIVERY ADDRESS:
2710 SANDHILL ROAD, 2ND FLOOR                     2710 SANDHILL ROAD, 2ND FLOOR
MENLO PARK CA 94025                               MENLO PARK CA 94025
UNITED STATES                                     UNITED STATES


                                                        C0709000Page: 2     of 4

LAST NAME, FIRST NAME MIDDLE NAME:
CALHOUN, KIRK

MAILING ADDRESS:                                        DELIVERY ADDRESS:
201 OCIAN AVE B1004                                     201 OCIAN AVE B1004
SANTA MONICA CA 90402                                   SANTA MONICA CA 90402
UNITED STATES                                           UNITED STATES


LAST NAME, FIRST NAME MIDDLE NAME:
HUNTER, DR. WILLIAM


MAILING ADDRESS:                                        DELIVERY ADDRESS:
1618 STATION ST                                         1618 STATION ST
VANCOUVER BC V6A 1B6                                    VANCOUVER BC V6A 1B6

LAST NAME, FIRST NAME MIDDLE NAME:
MILNE, DR. GEORGE


MAILING ADDRESS:                                        DELIVERY ADDRESS:
PO BOX 473                                              PO BOX 473
40409 SHORE LANE                                        40409 SHORE LANE
BOCA GRANDE FL 33921                                    BOCA GRANDE FL 33921
UNITED STATES                                           UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

                                FEBRUARY 4, 2005


                                                        C0709000Page: 3     of 4

AUTHORIZED SHARE STRUCTURE

  1. NO MAXIMUM        COMMON SHARES              WITHOUT PAR VALUE






                                                  WITH SPECIAL RIGHTS OR
                                                  RESTRICTIONS ATTACHED


  2. NO MAXIMUM        PREFERRED SHARES           WITHOUT PAR VALUE


                                                  WITH SPECIAL RIGHTS OR
                                                  RESTRICTIONS ATTACHED





  1) 12,677,192        SERIES A, PREFERRED        SPECIAL RIGHTS OR RESTRICTIONS
                                                  ARE ATTACHED



                                                       C0709000Page: 4      of 4